UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 28, 2012

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation)	001-12675 (Kilroy Realty Corporation)	95-4598246 (Kilroy Realty Corporation)
Delaware (Kilroy Realty, L.P.)	000-54005 (Kilroy Realty, L.P.)	95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California 90064

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

On June 28, 2012, KR MML 12701, LLC (“KR MML 12701”), a subsidiary of Kilroy Realty Corporation (the “Company”) and Kilroy Realty, L.P. (the “Operating Partnership”), entered into a Loan Agreement (the “Loan Agreement”) with Massachusetts Mutual Life Insurance Company for a $97,000,000 secured loan (the “Loan”).  KR MML 12701 owns an approximately 272,000 rentable square foot office complex located at 2211 Michelson Drive, Irvine, California and an approximately 103,000 rentable square foot office complex located at 2100-2110 Colorado Avenue, Santa Monica, California (together, the “Properties”). The Loan is secured, in part, by the Properties and certain related assets (including the assignment of leases) pursuant to (i) a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Santa Monica), (ii) a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Irvine) (together, the “Deeds of Trust”) and (iii) certain other assignment of leases and rents, each dated as of June 28, 2012.  The obligations of KR MML 12701 under certain recourse provisions of a Promissory Note, dated June 28, 2012 (the “Promissory Note”), the Loan Agreement, the Deeds of Trust and under the terms of an Environmental Indemnification Agreement, dated June 28, 2012 (the “Indemnification Agreement”) are irrevocably and unconditionally guaranteed by the Operating Partnership under the terms of a Recourse Guaranty Agreement, dated June 28, 2012 (the “Guaranty”).

The Loan matures on July 1, 2027 and accrues interest at a rate of 4.48% per annum. The Loan is subject to customary prepayment terms and conditions.

The Loan Agreement and the Deeds of Trust contain various affirmative and negative covenants that are customary for loans of this type. The events of default under the Loan Agreement include, among others, certain payment defaults and the noncompliance with or breach of provisions under the loan documents and certain bankruptcy or insolvency events, subject to applicable cure periods in certain cases.

The descriptions of the Promissory Note, Loan Agreement, Deeds of Trust, Guaranty and Indemnification Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Promissory Note, Loan Agreement, Deeds of Trust, Guaranty, and Indemnification Agreement, each of which is filed as an exhibit to this report, and each of which is incorporated herein by reference.

ITEM 7.01    REGULATION FD DISCLOSURE

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1  hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.  The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

On June 29, 2012, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this report.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits.

10.1*	Promissory Note, dated June 28, 2012

10.2*	Loan Agreement dated June 28, 2012, by and between KR MML 12701, LLC and Massachusetts Mutual Life Insurance Company

10.3*	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Irvine) for 2211 Michelson Drive, Irvine, California, dated June 28, 2012

10.4*	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Santa Monica) for 2100-2110 Colorado Avenue, Santa Monica, California, dated June 28, 2012

10.5*	Recourse Guaranty Agreement, dated June 28, 2012

10.6*	Environmental Indemnification Agreement, dated June 28, 2012

99.1**	Press Release, dated June 29, 2012, issued by Kilroy Realty Corporation

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

	By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President, Chief Accounting Officer and Controller

Date: July 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY, L.P.

	By:	KILROY REALTY CORPORATION,
Its general partner

	By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President, Chief Accounting Officer and Controller

Date: July 5, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Promissory Note, dated June 28, 2012

10.2*	Loan Agreement dated June 28, 2012, by and between KR MML 12701, LLC and Massachusetts Mutual Life Insurance Company

10.3*	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Irvine) for 2211 Michelson Drive, Irvine, California, dated June 28, 2012

10.4*	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Santa Monica) for 2100-2110 Colorado Avenue, Santa Monica, California, dated June 28, 2012

10.5*	Recourse Guaranty Agreement, dated June 28, 2012

10.6*	Environmental Indemnification Agreement, dated June 28, 2012

99.1**	Press Release, dated June 29, 2012, issued by Kilroy Realty Corporation

*	Filed herewith.
**	Furnished herewith.